Exhibit 99.1

ENTERPRISE PRODUCTS PARTNERS L.P.
ENTERPRISE PRODUCTS OPERATING LLC

LETTER OF TRANSMITTAL AND CONSENT

Offers to Exchange
All Outstanding Notes of the Series of Notes
Issued by TEPPCO Partners, L.P. as Specified Below
For
The Corresponding Series of Notes
Issued by Enterprise Products Operating LLC
And Unconditionally Guaranteed by Enterprise Products Partners L.P.
And Solicitation of Consents to Amend the Related TEPPCO Indentures

Expiration Date: 9:00 a.m., New York City Time, October 26, 2009, unless extended

Aggregate Principal	Series of Notes Issued by	Issued under TEPPCO	TEPPCO Notes	Series of Notes to be Issued
Amount	TEPPCO to be Exchanged	Indenture dated	CUSIP Nos.	by EPO
$500,000,000	7.625% Senior Notes due February 15, 2012	February 20, 2002	872384AA0	7.625% Senior Notes due February 15, 2012
$200,000,000	6.125% Senior Notes due February 1, 2013	February 20, 2002	872384AB8	6.125% Senior Notes due February 1, 2013
$250,000,000	5.90% Senior Notes due April 15, 2003	February 20, 2002	872384AD4	5.90% Senior Notes due April 15, 2003
$350,000,000	6.65% Senior Notes due April 15, 2018	February 20, 2002	872384AE2	6.65% Senior Notes due April 15, 2018
$400,000,000	7.55% Senior Notes due April 15, 2038	February 20, 2002	872384AF9	7.55% Senior Notes due April 15, 2038
$300,000,000	7.000% Fixed/Floating Rate Junior Subordinated Notes due June 1, 2067	May 14, 2007	872384AC6	7.000% Fixed/Floating Rate Junior Subordinated Notes due June 1, 2067

THE EXCHANGE OFFERS WILL EXPIRE IMMEDIATELY FOLLOWING 9:00 A.M., NEW YORK CITY TIME, ON OCTOBER 26, 2009, UNLESS EXTENDED (THE “EXPIRATION DATE”). NOTES TENDERED IN THE EXCHANGE OFFERS MAY BE VALIDLY WITHDRAWN PRIOR TO THE EXPIRATION DATE. A HOLDER VALIDLY TENDERING TEPPCO NOTES FOR EXCHANGE WILL, BY TENDERING THOSE NOTES, ALSO BE DEEMED TO HAVE VALIDLY DELIVERED ITS CONSENT TO THE PROPOSED AMENDMENTS TO THE APPLICABLE TEPPCO INDENTURE UNDER WHICH THOSE NOTES WERE ISSUED. CONSENTS MAY BE REVOKED PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON OCTOBER 6, 2009 (THE “EARLY CONSENT DATE”), BUT NOT AFTER THE EARLY CONSENT DATE. A HOLDER MAY ONLY REVOKE A CONSENT BY VALIDLY WITHDRAWING THE RELATED TEPPCO NOTES PRIOR TO THE EARLY CONSENT DATE.

Deliver to the Exchange Agent:

GLOBAL BONDHOLDER SERVICES CORPORATION

By Registered or Certified Mail:	By Hand or Overnight Courier:
65 Broadway — Suite 723 New York, New York 10006 Attention: Corporate Actions	65 Broadway — Suite 723 New York, New York 10006 Attention: Corporate Actions
By Facsimile (For Eligible Institutions Only):	Confirm by Telephone:
(212) 430-3775 Attention: Corporate Actions	(212) 430-3774

DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF INSTRUCTIONS VIA A FACSIMILE NUMBER OTHER THAN THE ONE LISTED ABOVE WILL NOT CONSTITUTE A VALID DELIVERY. THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL AND CONSENT SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL AND CONSENT IS COMPLETED.

The undersigned hereby acknowledges receipt of the prospectus dated September [22], 2009 (the “Prospectus”) of Enterprise Products Operating LLC, as issuer (“EPO”), and Enterprise Products Partners L.P., as parent guarantor (“Enterprise”), and this Letter of Transmittal and Consent (this “Letter of Transmittal”), which together describe (a) the offers of EPO and Enterprise (each, an “exchange offer” and collectively, the “exchange offers”) to exchange each properly tendered and accepted note (each, a “TEPPCO Note” and collectively, the “TEPPCO Notes”) of a series listed on the cover page of this Letter of Transmittal and Consent issued by TEPPCO Partners, L.P. (“TEPPCO”), for a new note (each, an “Enterprise Note” and collectively, the “Enterprise Notes”) of a corresponding series to be issued by EPO in a principal amount equal to the exchange price for such tendered TEPPCO Note and (b) the solicitation of consents (each, a “consent solicitation” and collectively, the “consent solicitations”) to amend the indentures governing the TEPPCO Notes, in the case of each of (a) and (b) above, upon the terms and subject to the conditions described in the Prospectus and this Letter of Transmittal.

The exchange price for each TEPPCO Note will be (i) 100% of its principal amount if it is properly tendered prior to 5:00 p.m., New York City time, on October 6, 2009 (the “Early Consent Date”), and (ii) 97% of its principal amount if it is properly tendered after the Early Consent Date and prior to 9:00 a.m., New York City time, on October 26, 2009, unless extended (the “expiration date”). Enterprise Notes will be issued in minimum denominations of $1,000 and whole multiples of $1,000. If, under the terms of the exchange offers, any tendering holder is entitled to receive an Enterprise Note in a principal amount that is not a whole multiple of $1,000, the principal amount of such Enterprise Note will be rounded down to the nearest whole multiple of $1,000, and EPO will pay cash (“cash exchange consideration”) equal to the remaining portion of the exchange price of the TEPPCO Note tendered in exchange therefor (plus accrued and unpaid interest on such portion, as of the date of exchange).

This Letter of Transmittal is to be used to accept one or more of the exchange offers if the applicable TEPPCO Notes are (i) to be tendered by effecting a book-entry transfer into the exchange agent’s account at The Depository Trust Company (“DTC”) and instructions are not being transmitted through DTC’s Automated Tender Offer Program (“ATOP”) or (ii) held in certificated form and thus are to be physically delivered to the exchange agent. Unless you intend to tender TEPPCO Notes through ATOP, you should complete, execute and deliver this Letter of Transmittal, any signature guarantees and any other required documents to indicate the action you desire to take with respect to the exchange offers.

Holders of TEPPCO Notes tendering TEPPCO Notes by book-entry transfer to the exchange agent’s account at DTC may execute the tender through ATOP, and in that case need not complete, execute and deliver this Letter of Transmittal. DTC participants accepting the applicable exchange offer may transmit their acceptance to DTC, which will verify the acceptance and execute a book-entry delivery to the exchange agent’s account at DTC. DTC will then send an “agent’s message” (as described in the Prospectus) to the exchange agent for its acceptance. Delivery of the agent’s message by DTC will satisfy the terms of the exchange offers as to execution and delivery of a letter of transmittal by the DTC participant identified in the agent’s message.

Holders of TEPPCO Notes held in certificated form tendering any of those TEPPCO Notes must complete, execute and deliver this Letter of Transmittal, any signature guarantees and other required documents, as well as the certificate representing those TEPPCO Notes that the holder wishes to tender in the applicable exchange offer. Delivery is not complete until the required items are actually received by the exchange agent.

Holders tendering TEPPCO Notes pursuant to the exchange offers and consent solicitations will thereby consent to certain proposed amendments to the respective indenture under which TEPPCO issued such notes, as described in the Prospectus. The completion, execution and delivery of this Letter of Transmittal (or the delivery by DTC of an agent’s message in lieu thereof) constitutes the delivery of a consent with respect to the TEPPCO Notes tendered.

Subject to the terms and conditions of the exchange offers and the consent solicitations and applicable law, EPO will deposit with the exchange agent (in each case, as more fully described in the Prospectus):

•	Enterprise Notes (in book-entry form); and

•	cash representing the cash exchange consideration, if any.

Assuming the conditions to the exchange offers are satisfied or waived, EPO will issue new Enterprise Notes in book-entry form and pay cash exchange consideration (as applicable) promptly following the expiration date of the exchange offers.

The exchange agent will act as agent for the tendering holders for the purpose of receiving any cash payments from EPO. DTC will receive the Enterprise Notes from EPO and deliver Enterprise Notes (in book-entry form) to or at the direction of those holders. DTC will make each of these deliveries on the same day it receives Enterprise Notes with respect to TEPPCO Notes accepted for exchange, or as soon thereafter as practicable.

The term “holder” with respect to the exchange offers and the consent solicitations means any person in whose name TEPPCO Notes are registered on the books of TEPPCO or any other person who has obtained a properly completed bond power from the registered holder. The undersigned has completed, executed and delivered this Letter of Transmittal to indicate the action the undersigned desires to take with respect to the exchange offers and the consent solicitations. Holders who wish to tender their TEPPCO Notes using this Letter of Transmittal must complete it in its entirety.

PLEASE READ THE ENTIRE LETTER OF TRANSMITTAL AND THE PROSPECTUS CAREFULLY BEFORE COMPLETING THIS LETTER OF TRANSMITTAL.

THE INSTRUCTIONS INCLUDED WITH THIS LETTER OF TRANSMITTAL MUST BE FOLLOWED. QUESTIONS AND REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES OF THE PROSPECTUS AND THIS LETTER OF TRANSMITTAL MAY BE DIRECTED TO THE INFORMATION AGENT OR EXCHANGE AGENT.

To effect a valid tender of TEPPCO Notes through the completion, execution and delivery of this Letter of Transmittal, the undersigned must complete the table entitled “Description of TEPPCO Notes Tendered and in Respect of which a Consent is Given” below and sign this Letter of Transmittal where indicated.

The Enterprise Notes will be delivered only in book-entry form through DTC and only to the DTC account of the undersigned or the undersigned’s custodian as specified in the table below, and the payment of any cash exchange consideration will be made by check to the undersigned (unless specified otherwise in the “Special Issuance and Payment Instructions” or “Special Delivery Instructions” below) in New York Clearing House funds. Failure to provide the information necessary to effect delivery of Enterprise Notes will render a tender defective and EPO will have the right, which it may waive, to reject such tender.

List below the TEPPCO Notes to which this Letter of Transmittal relates. If the space below is inadequate, list the registered numbers and principal amounts on a separate signed schedule and affix the list to this Letter of Transmittal.

DESCRIPTION OF TEPPCO NOTES TENDERED AND IN RESPECT OF WHICH A CONSENT IS GIVEN

NAME(S) AND ADDRESS(ES) OF
REGISTERED HOLDER(S) EXACTLY	TENDERED TEPPCO NOTE(S)
AS NAME(S) APPEAR(S)		TOTAL	PRINCIPAL
ON TEPPCO NOTES.		PRINCIPAL	AMOUNT
(INCLUDING CERTIFICATE NUMBER*)	TITLE OF SERIES	AMOUNT HELD	TENDERED**

*	The certificate number need not be provided by book-entry holders.

**	Unless otherwise indicated, any tendering holder of TEPPCO Notes will be deemed to have tendered the entire aggregate principal amount represented by such TEPPCO Notes. The Enterprise Notes will be issued only in denominations of $1,000 and whole multiples of $1,000; if EPO would otherwise be required to issue an Enterprise Note in a denomination other than $1,000 or a whole multiple of $1,000, EPO will, in lieu of such issuance, issue an Enterprise Note in a principal amount rounded down to the nearest lesser whole multiple of $1,000 and pay cash exchange consideration equal to the remaining portion of the exchange price of the TEPPCO Note tendered in exchange therefor, plus accrued and unpaid interest on such portion, as of the date of exchange

☐	CHECK HERE IF TENDERED TEPPCO NOTES ARE ENCLOSED HEREWITH.

☐	CHECK HERE IF TENDERED TEPPCO NOTES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH DTC AND COMPLETE THE FOLLOWING (FOR USE BY ELIGIBLE INSTITUTIONS ONLY):

Name of Tendering Institution:

Account Number:

Transaction Code Number:

By crediting the TEPPCO Notes to the exchange agent’s account at DTC using ATOP and by complying with applicable ATOP procedures with respect to the exchange offers, including, if applicable, transmitting to the exchange agent an agent’s message in which the holder of the TEPPCO Notes acknowledges and agrees to be bound by the terms of, and makes the representations and warranties contained in, this Letter of Transmittal, the participant in DTC confirms on behalf of itself and the beneficial owners of such TEPPCO Notes all provisions of this Letter of Transmittal (including all representations and warranties) applicable to it and such beneficial owner as fully as if it had completed the information required herein and executed and transmitted this Letter of Transmittal to the exchange agent.

SIGNATURES MUST BE PROVIDED BELOW
PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

The undersigned hereby (a) tenders to EPO, upon the terms and subject to the conditions set forth in the Prospectus and in this Letter of Transmittal (collectively, the “Terms and Conditions”), receipt of which is hereby acknowledged, the principal amount or amounts of each series of TEPPCO Notes indicated in the table above entitled “Description of TEPPCO Notes Tendered and in Respect of Which Consent is Given” (or, if nothing is indicated therein, with respect to the entire aggregate principal amount represented by the series of TEPPCO Notes indicated in such table) and (b) consents, with respect to such principal amount or amounts of each such series of TEPPCO Notes, to the proposed amendments described in the Prospectus to the respective indenture under which such TEPPCO Notes were issued and to the execution of a supplemental indenture (each, a “Supplemental Indenture”) effecting such amendments.

The undersigned understands that the tender and consent made hereby will remain in full force and effect unless and until such tender and consent are withdrawn and revoked in accordance with the procedures set forth in the Prospectus. The undersigned understands that the consent may not be revoked after 5:00 p.m., New York City time, on October 6, 2009 (the “Early Consent Date”) and tendered TEPPCO Notes may not be withdrawn after 9:00 a.m., New York City time, on October 26, 2009, unless extended (the “expiration date”).

If the undersigned is not the registered holder of the TEPPCO Notes indicated in the table above entitled “Description of TEPPCO Notes Tendered and in Respect of which Consent is Given” or such holder’s legal representative or attorney-in-fact (or, in the case of TEPPCO Notes held through DTC, the DTC participant for whose account such TEPPCO Notes are held), then the undersigned has obtained a properly completed irrevocable proxy that authorizes the undersigned (or the undersigned’s legal representative or attorney-in-fact) to deliver a consent in respect of such TEPPCO Notes on behalf of the holder thereof, and such proxy is being delivered with this Letter of Transmittal.

The undersigned understands that EPO’s obligations to consummate the exchange offer for any series of TEPPCO Notes are conditioned on, among other things, the receipt (and no valid revocation) of consents to the amendments to the indentures (the “TEPPCO indentures”) governing the TEPPCO Notes of a majority in principal amount of each series of TEPPCO Notes outstanding under the respective TEPPCO indenture under which such notes were issued (the “Consent Condition”), although EPO will be free to waive this or condition with respect to any or all of the exchange offers and consent solicitations.

The undersigned understands that, upon the terms and subject to the conditions of the exchange offers, TEPPCO Notes of any series properly tendered and accepted and not validly withdrawn will be exchanged for Enterprise Notes of the corresponding series. The undersigned understands that, under certain circumstances, EPO may not be required to accept any of the TEPPCO Notes tendered (including any such TEPPCO Notes tendered after the expiration date). If any TEPPCO Notes are not accepted for exchange for any reason or if TEPPCO Notes are withdrawn, such unexchanged or withdrawn TEPPCO Notes will be returned without expense to the undersigned’s account at DTC or such other account as designated herein pursuant to the book-entry transfer procedures described in the Prospectus as promptly as practicable after the expiration date or termination of the applicable exchange offer.

Subject to and effective upon the acceptance for exchange and issuance of Enterprise Notes and, as applicable, the payment of cash exchange consideration, in exchange for TEPPCO Notes tendered upon the terms and subject to the conditions of the exchange offers, the undersigned hereby:

(1)	irrevocably sells, assigns and transfers to or upon the order of Enterprise all right, title and interest in and to, and all claims in respect of or arising or having arisen as a result of the undersigned’s status as a holder of such TEPPCO Notes tendered thereby;

(2)	waives any and all rights with respect to such TEPPCO Notes (including any existing or past defaults and their consequences in respect of such TEPPCO Notes);

(3)	releases and discharges Enterprise, EPO, TEPPCO and the trustees under the TEPPCO indentures (each, a “TEPPCO trustee” and collectively, the “TEPPCO trustees”) from any and all claims the undersigned may have, now or in the future, arising out of or related to such TEPPCO Notes, including any claims that the undersigned is entitled to receive additional principal or interest payments with respect to such TEPPCO Notes (other than as expressly provided in the Prospectus and in this Letter of Transmittal) or to participate in any redemption or defeasance of such TEPPCO Notes;

(4)	represents and warrants that such TEPPCO Notes tendered were owned as of the date of tender, free and clear of all liens, charges, claims, encumbrances, interests and restrictions of any kind; and

(5)	consents to the proposed amendments described in the Prospectus under “The Proposed Amendments.”

The undersigned understands that tenders of TEPPCO Notes pursuant to any of the procedures described in the Prospectus and in the instructions in this Letter of Transmittal, if and when accepted by EPO, will constitute a binding agreement between the undersigned and EPO upon the Terms and Conditions.

The undersigned hereby irrevocably constitutes and appoints the exchange agent as the true and lawful agent and attorney-in-fact of the undersigned with respect to the TEPPCO Notes tendered hereby (with full knowledge that the exchange agent also acts as the agent of EPO) with full powers of substitution and revocation (such power of attorney being deemed to be an irrevocable power coupled with an interest) to:

(1)	transfer ownership of such TEPPCO Notes on the account books maintained by DTC together with all accompanying evidences of transfer and authenticity to or upon the order of EPO;

(2)	present such TEPPCO Notes for transfer of ownership on the books of EPO;

(3)	deliver to EPO and the applicable TEPPCO trustee this Letter of Transmittal as evidence of the undersigned’s consent to the proposed amendments; and

(4)	receive all benefits and otherwise exercise all rights of beneficial ownership of such TEPPCO Notes,

all in accordance with the terms of the exchange offers, as described in the Prospectus.

All authority conferred or agreed to be conferred by this Letter of Transmittal shall not be affected by, and shall survive, the death or incapacity of the undersigned, and any obligation of the undersigned hereunder shall be binding upon the heirs, executors, administrators, trustees in bankruptcy, personal and legal representatives, successors and assigns of the undersigned.

The undersigned hereby represents and warrants as follows:

(1)	The undersigned (i) has full power and authority to tender the TEPPCO Notes tendered hereby and to sell, assign and transfer all right, title and interest in and to such TEPPCO Notes and (ii) either has full power and authority to consent to the proposed amendments to the indenture relating to such TEPPCO Notes or is delivering a duly executed consent (which is included in this Letter of Transmittal) from a person or entity having such power and authority.

(2)	The TEPPCO Notes being tendered hereby were owned as of the date of tender, free and clear of any liens, charges, claims, encumbrances, interests and restrictions of any kind, and upon acceptance of such TEPPCO Notes by EPO, EPO will acquire good, indefeasible and unencumbered title to such TEPPCO Notes, free and clear of all liens, charges, claims, encumbrances, interests and restrictions of any kind, when the same are accepted by EPO.

(3)	The undersigned will, upon request, execute and deliver any additional documents deemed by the exchange agent or EPO to be necessary or desirable to complete the sale, assignment and transfer of the TEPPCO Notes tendered hereby, to perfect the undersigned’s consent to the proposed amendments or to complete the execution of the Supplemental Indentures.

(4)	The undersigned acknowledges that none of Enterprise, EPO, TEPPCO, the information agent, the exchange agent, the dealer managers or any person acting on behalf of any of the foregoing has made any statement, representation, or warranty, express or implied, to it with respect to Enterprise, EPO, TEPPCO or the offer or sale of any Enterprise Notes, other than the information included in the Prospectus (as supplemented to the expiration date).

(5)	The undersigned has received and reviewed the Prospectus.

(6)	The terms and conditions of the exchange offers and consent solicitations shall be deemed to be incorporated in, and form a part of, this Letter of Transmittal, which shall be read and construed accordingly.

The undersigned understands that consents may be revoked only at any time prior to the Early Consent Date and tenders of TEPPCO Notes may be withdrawn only at any time prior to the expiration date of the exchange offers. A valid withdrawal of tendered TEPPCO Notes prior to the Early Consent Date will constitute the concurrent valid revocation of such holder’s related consent; however, a valid withdrawal of tendered TEPPCO Notes after the Early Consent Date but prior to the expiration date will solely constitute a valid withdrawal of the tendered notes and not a valid revocation of such holder’s related consent. A holder may only revoke a consent by validly withdrawing the related TEPPCO Notes prior to the Early Consent Date. A notice of withdrawal with respect to tendered TEPPCO Notes will be effective only if delivered to the exchange agent in accordance with the specific procedures set forth in the Prospectus.

If any of the exchange offers is amended in a manner determined by EPO to constitute a material change, EPO will promptly disclose such amendment by means of a supplement to the Prospectus that will be distributed to the holders of the applicable series of TEPPCO Notes, and EPO will extend such affected exchange offer to a date at least ten business days after disclosing the amendment, depending on the significance of the amendment and the manner of disclosure to the holders, if such exchange offer would otherwise have expired during such ten business-day period.

Unless otherwise indicated under “Special Issuance and Payment Instructions,” the undersigned hereby requests that the exchange agent issue the check(s) for any cash exchange consideration in respect of any TEPPCO Notes accepted for exchange in the name of the undersigned or the undersigned’s custodian as specified in the table entitled “Description of TEPPCO Notes Tendered and in Respect of Which Consent is Given,” and credit the DTC account specified therein for any book-entry transfers of TEPPCO Notes not accepted for exchange. If the “Special Issuance and Payment Instructions” are completed, the undersigned hereby requests that the exchange agent issue the check(s) for any cash exchange consideration in respect of any TEPPCO Notes accepted for exchange, and credit the DTC account specified for any book-entry transfers of TEPPCO Notes not accepted for exchange, in the name of the person or account indicated under “Special Issuance and Payment Instructions.”

Unless otherwise indicated under “Special Delivery Instructions,” the undersigned hereby requests that the exchange agent mail the check(s) for any cash exchange consideration in respect of any TEPPCO Notes accepted for exchange to the undersigned at the address shown below the undersigned’s signature(s). If the “Special Delivery Instructions” are completed, the undersigned hereby requests that the exchange agent issue the check(s) for any cash exchange consideration in respect of any TEPPCO Notes accepted for exchange in the name of the person at the address indicated under “Special Delivery Instructions.”

If both the “Special Issuance and Payment Instructions” and “Special Delivery Instructions” provisions are completed, the undersigned hereby requests that the exchange agent mail the check(s) for any cash exchange consideration in respect of any TEPPCO Notes accepted for exchange, and credit the DTC account for any book-entry transfers of TEPPCO Notes not accepted for exchange, in the name(s) or account(s) of the person(s) and at the address indicated under “Special Issuance and Payment Instructions” and “Special Delivery Instructions.”

The undersigned recognizes that EPO has no obligations under the “Special Issuance and Payment Instructions” or the “Special Delivery Instructions” provisions of this Letter of Transmittal to effect the transfer of any TEPPCO Notes from the holder(s) thereof if EPO does not accept for exchange any of the principal amount of the TEPPCO Notes tendered pursuant to this Letter of Transmittal.

The acknowledgments, representations, warranties and agreements of a holder tendering TEPPCO Notes will be deemed to be repeated and reconfirmed on and as of each of the expiration date and exchange date.

SPECIAL ISSUANCE AND PAYMENT INSTRUCTIONS
(SEE INSTRUCTIONS 2, 4 AND 5)

To be completed ONLY (i) if certificates for TEPPCO Notes not accepted for exchange and/or payment of any cash amounts are to be issued in the name of someone other than the undersigned, or (ii) if TEPPCO Notes tendered by book-entry transfer that are not accepted for exchange are to be returned by credit to an account maintained at DTC other than the account indicated above.

Issue TEPPCO Notes and/or cash amounts to:

Name:
(PLEASE PRINT OR TYPE)

Address:

(INCLUDE ZIP CODE)

(TAX IDENTIFICATION OR SOCIAL SECURITY NUMBER)
(Please also complete Substitute Form W-9)

☐	Credit unexchanged TEPPCO Notes delivered
by book-entry transfer to DTC account number set forth below:

DTC account number:

SPECIAL DELIVERY INSTRUCTIONS
(SEE INSTRUCTIONS 2, 4 AND 5)

To be completed ONLY if certificates for TEPPCO Notes not accepted for exchange and/or payment of any cash amounts are to be mailed or delivered to someone other than the undersigned, or to the undersigned at an address other than that shown in “Description of TEPPCO Notes Tendered and in Respect of Which a Consent is Given.”

Mail or deliver TEPPCO Notes and/or cash amounts to:

Name:
(PLEASE PRINT OR TYPE)

Address:

(INCLUDE ZIP CODE)

(TAX IDENTIFICATION OR SOCIAL SECURITY NUMBER)

IMPORTANT: PLEASE SIGN HERE WHETHER OR NOT TEPPCO NOTES ARE BEING PHYSICALLY
TENDERED HEREBY
(COMPLETE ACCOMPANYING SUBSTITUTE FORM W-9)

By completing, executing and delivering this Letter of Transmittal, the undersigned hereby tenders, and consents to the proposed amendments to the relevant TEPPCO indenture(s) (and to the execution of the Supplemental Indenture or Supplemental Indentures effecting such amendments) with respect to, the principal amount of each series of TEPPCO Notes indicated in the table above entitled “Description of TEPPCO Notes Tendered and in Respect of Which Consent is Given.”

SIGNATURE(S) REQUIRED
Signature(s) of Registered Holder(s) of TEPPCO Notes

X

X

Dated:  , 2009

(The above lines must be signed by the registered holder(s) of TEPPCO Notes as the name(s) appear(s) on the TEPPCO Notes or on a security position listing, or by person(s) authorized to become registered holder(s) by a properly completed bond power from the registered holder(s), a copy of which must be transmitted with this Letter of Transmittal. If TEPPCO Notes to which this Letter of Transmittal relate are held of record by two or more joint holders, then all such holders must sign this Letter of Transmittal. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, then such person must set forth his or her full title below and, unless waived by EPO, submit evidence satisfactory to EPO of such person’s authority so to act.

See Instruction 4 regarding the completion of this Letter of Transmittal, printed below.)

Name:
(PLEASE PRINT OR TYPE)

Capacity:

Address:
(INCLUDE ZIP CODE)

Area Code and Telephone Number:

SIGNATURE(S) GUARANTEED (IF REQUIRED)
See Instruction 4.

Certain signatures must be guaranteed by an eligible institution.

Signature(s) guaranteed by an eligible institution:

Authorized Signature

Title

Name of Firm

(Address, Including Zip Code)

(Area Code and Telephone Number)

Dated:   , 2009

INSTRUCTIONS
FORMING PART OF THE TERMS AND CONDITIONS OF THE EXCHANGE OFFERS
AND CONSENT SOLICITATIONS

1. Delivery of Letter of Transmittal.  This Letter of Transmittal is to be completed by holders either if certificates are to be forwarded herewith or if tenders of TEPPCO Notes are to be made by book-entry transfer to the exchange agent’s account at DTC and instructions are not being transmitted through ATOP.

Certificates for all physically tendered TEPPCO Notes or a confirmation of a book-entry transfer into the exchange agent’s account at DTC of all TEPPCO Notes delivered electronically, as well as a properly completed and duly executed Letter of Transmittal (or a manually signed facsimile thereof) or properly transmitted agent’s message, and any other documents required by this Letter of Transmittal, must be received by the exchange agent at its address set forth herein before the expiration date of the applicable exchange offer.

Any financial institution that is a participant in DTC may electronically transmit its acceptance of the applicable exchange offer by causing DTC to transfer TEPPCO Notes to the exchange agent in accordance with DTC’s ATOP procedures for such transfer prior to the expiration date of such exchange offer. The exchange agent will make available its general participant account at DTC for the TEPPCO Notes for purposes of the exchange offers.

Delivery of a Letter of Transmittal to DTC will not constitute valid delivery to the exchange agent. No Letter of Transmittal should be sent to Enterprise, EPO, TEPPCO, DTC or the dealer managers.

The method of delivery of this Letter of Transmittal and all other required documents, including delivery through DTC and any acceptance or agent’s message delivered through ATOP, is at the option and risk of the tendering holder. If delivery is by mail, registered mail with return receipt requested, properly insured is recommended. Instead of delivery by mail, it is recommended that the holder use an overnight or hand-delivery service. In all cases, sufficient time should be allowed to ensure timely delivery.

None of Enterprise, EPO or the exchange agent is under any obligation to notify any tendering holder of EPO’s acceptance of tendered TEPPCO Notes prior to the expiration of the exchange offers.

2. Delivery of Enterprise Notes.  Enterprise Notes will be delivered only in book-entry form through DTC and only to the DTC account of the tendering holder or the tendering holder’s custodian. Accordingly, the appropriate DTC participant name and number (along with any other required account information) to permit such delivery must be provided in the table entitled “Description of the TEPPCO Notes Tendered and in Respect of Which Consent is Given.” Failure to do so will render a tender of TEPPCO Notes defective and EPO will have the right, which it may waive, to reject such tender. Holders who anticipate tendering by a method other than through DTC are urged to promptly contact a bank, broker or other intermediary (that has the facility to hold securities custodially through DTC) to arrange for receipt of any Enterprise Notes delivered pursuant to the exchange offers and to obtain the information necessary to complete the table.

3. Amount of Tenders.  Tenders of TEPPCO Notes will be accepted only in principal amounts of $1,000 or integral multiples thereof. Book-entry transfers to the exchange agent should be made in the exact principal amount of TEPPCO Notes tendered in respect of which a consent is given.

4. Signatures on Letter of Transmittal, Instruments of Transfer, Guarantee of Signatures.  For purposes of this Letter of Transmittal, the term “registered holder” means an owner of record as well as any DTC participant that has TEPPCO Notes credited to its DTC account. Except as otherwise provided below, all signatures on this Letter of Transmittal must be guaranteed by a recognized participant in the Securities Transfer Agents Medallion Program, the NYSE Medallion Signature Program or the Stock Exchange Medallion Program (each, a “Medallion Signature Guarantor”). Signatures on this Letter of Transmittal need not be guaranteed if:

•	this Letter of Transmittal is signed by a participant in DTC whose name appears on a security position listing of DTC as the owner of the TEPPCO Notes and the holder(s) has/have not completed either of the boxes entitled “Special Issuance and Payment Instructions” or “Special Delivery Instructions” on this Letter of Transmittal; or

•	the TEPPCO Notes are tendered for the account of an eligible institution.

An eligible institution is one of the following firms or other entities identified in Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended (as the terms are defined in such Rule):

•	a bank;

•	a broker, dealer, municipal securities dealer, municipal securities broker, government securities dealer or government securities broker;

•	a credit union;

•	a national securities exchange, registered securities association or clearing agency; or

•	a savings institution that is a participant in a Securities Transfer Association recognized program.

If any of the TEPPCO Notes tendered are held by two or more registered holders, all of the registered holders must sign this Letter of Transmittal.

EPO will not accept any alternative, conditional, irregular or contingent tenders. By executing this Letter of Transmittal (or a facsimile thereof) or directing DTC to transmit an agent’s message, you waive any right to receive any notice of the acceptance of your TEPPCO Notes for exchange.

If this Letter of Transmittal or instruments of transfer are signed by trustees, executors, administrators, guardians or attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing and, unless waived by EPO, evidence satisfactory to EPO of their authority so to act must be submitted with this Letter of Transmittal.

Beneficial owners whose tendered TEPPCO Notes are registered in the name of a broker, dealer, commercial bank, trust company or other nominee must contact such broker, dealer, commercial bank, trust company or other nominee if such beneficial owners desire to tender such TEPPCO Notes.

5. Special Issuance and Delivery Instructions.  If a check is to be issued with respect to any cash exchange consideration for the TEPPCO Notes tendered hereby to a person or to an address other than as indicated in the table entitled “Description of the TEPPCO Notes Tendered and in Respect of Which Consent is Given,” the signer of this Letter of Transmittal should complete the “Special Issuance and Payment Instructions” and/or “Special Delivery Instructions” boxes on this Letter of Transmittal. All TEPPCO Notes tendered by book-entry transfer and not accepted for exchange will otherwise be returned by crediting the account at DTC designated above for which TEPPCO Notes were delivered.

6. Transfer Taxes.  EPO will pay all transfer taxes, if any, applicable to the transfer and sale of TEPPCO Notes to EPO in the exchange offers. If transfer taxes are imposed for any other reason, the amount of those transfer taxes, whether imposed on the registered holders or any other persons, will be payable by the tendering holder.

If satisfactory evidence of payment of or exemption from those transfer taxes is not submitted with this Letter of Transmittal, the amount of those transfer taxes will be billed directly to the tendering holder and/or withheld from any payments due with respect to the TEPPCO Notes tendered by such holder.

7. U.S. Federal Backup Withholding and Withholding Tax, Tax Identification Number.  U.S. federal income tax law generally requires that a holder of TEPPCO Notes, whose notes are accepted for exchange, provide the exchange agent, as payer, with the holder’s correct taxpayer identification number (“TIN”) or otherwise establish a basis for an exemption from backup withholding. This information should be provided on Internal Revenue Service (“IRS”) Form W-9. In the case of a holder who is an individual, other than a resident alien, the TIN is his or her social security number. For holders other than individuals, the TIN is an employer identification number. Exempt holders, including, among others, all corporations and certain foreign individuals, are not subject to these backup withholding and reporting requirements, but must establish that they are so exempt.

If a tendering holder does not provide the exchange agent with its correct TIN or an adequate basis for an exemption or a completed appropriate IRS Form W-8BEN, such holder may be subject to backup withholding on payments made in exchange for any TEPPCO Notes and a penalty imposed by the IRS. Backup withholding is not an additional federal income tax. Rather, the amount of tax withheld will be credited against the federal income tax liability of the holder subject to backup withholding. If backup withholding results in an overpayment of taxes, the taxpayer may obtain a refund from the IRS. Each holder should consult with a tax advisor regarding qualifications for exemption from backup withholding and the procedure for obtaining the exemption.

To prevent backup withholding, each holder of tendered TEPPCO Notes must either (1) provide a completed IRS Form W-9 and indicate either (a) its correct TIN or (b) an adequate basis for an exemption, or (2) provide a completed appropriate IRS Form W-8BEN.

Each of EPO and TEPPCO reserves the right in its sole discretion to take all necessary or appropriate measures to comply with its respective obligations regarding backup withholding.

8. Validity of Tenders.  All questions concerning the validity, form, eligibility (including time of receipt), acceptance and withdrawal of tendered TEPPCO Notes will be determined by EPO in its sole discretion, which determination will be final and binding. EPO reserves the absolute right to reject any and all tenders of TEPPCO Notes not in proper form or any TEPPCO Notes the acceptance for exchange of which may, in the opinion of its counsel, be unlawful. EPO also reserves the absolute right to waive any defect or irregularity in tenders of TEPPCO Notes, whether or not similar defects or irregularities are waived in the case of other tendered securities. The interpretation of the terms and conditions of the exchange offers and consent solicitations (including this Letter of Transmittal and the instructions hereto) by EPO shall be final and binding on all parties. Unless waived, any defects or irregularities in connection with tenders of TEPPCO Notes must be cured within such time as EPO shall determine. None of Enterprise, EPO, TEPPCO, the exchange agent, the information agent, the dealer managers or any other person will be under any duty to give notification of defects or irregularities with respect to tenders of TEPPCO Notes, nor shall any of them incur any liability for failure to give such notification.

Tenders of TEPPCO Notes will not be deemed to have been made until such defects or irregularities have been cured or waived. Any TEPPCO Notes received by the exchange agent that are not validly tendered and as to which the defects or irregularities have not been cured or waived will be returned by the exchange agent to the holders, unless otherwise provided in this Letter of Transmittal, as soon as practicable following the expiration date of the applicable exchange offer or the withdrawal or termination of such exchange offer.

9. Waiver of Conditions.  EPO reserves the absolute right to amend or waive any of the conditions in any or all of the exchange offers and consent solicitations.

10. Withdrawal.  Tenders may be withdrawn only pursuant to the procedures and subject to the terms set forth in the Prospectus under the caption “The Exchange Offers and Consent Solicitations — Procedures for Consenting and Tendering — Withdrawal of Tenders and Revocation of Corresponding Consents.”

11. Requests for Assistance or Additional Copies.  Questions and requests for assistance and requests for additional copies of the Prospectus or this Letter of Transmittal may be directed to the information agent at the address and telephone number indicated herein.

In order to tender, a holder of TEPPCO Notes should send or deliver a properly completed and signed Letter of Transmittal and any other required documents to the exchange agent at its address set forth below or tender pursuant to DTC’s Automated Tender Offer Program.

The information agent for the exchange offers and consent solicitations is:

GLOBAL BONDHOLDER SERVICES CORPORATION

65 Broadway — Suite 723
New York, New York 10006
Attn: Corporate Actions

Banks and Brokers Call Collect: (212) 430-3774
All Others Please Call Toll-free: (866) 470-3700

The exchange agent for the exchange offers and consent solicitations is:

GLOBAL BONDHOLDER SERVICES CORPORATION

By facsimile:
(For Eligible Institutions Only):
(212) 430-3775

Confirmation by telephone:
(212) 430-3774

By mail or hand delivery:
65 Broadway — Suite 723
New York, New York 10006
Attn: Corporate Actions

The dealer managers for the exchange offers and consent solicitations are:

Citigroup Global Markets Inc. Liability Management Group 390 Greenwich Street, 4th Floor New York. New York 10013 Toll-Free: (800) 558-3745	J.P. Morgan Securities Inc. 270 Park Avenue New York. New York 10017 Collect: (212) 834-4802 Toll-Free: (866) 834-4666

PAYER’S NAME:
SUBSTITUTE FORM W-9	Part 1 — PLEASE PROVIDE YOUR TAXPAYER IDENTIFICATION NUMBER (TIN) IN THE BOX AT RIGHT AND CERTIFY BY SIGNING AND DATING BELOW	Social Security Number OR Employer Identification Number

Department of the Treasury Internal Revenue Service	Part 2 — Exempt Payee
	Please mark the box at right if you are exempt from backup withholding. See “Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9” to determine if you are exempt.	☐ Exempt from backup withholding

Payer’s Request for Taxpayer Identification Number (TIN) and Certification	Part 3 — Certification
Under penalty of perjury I certify that:
(1) The number shown on this form is my current taxpayer identification number (or, as indicated in part 4, I am waiting for a number to be issued to me), and
(2) I am not subject to backup withholding because I am exempt from backup withholding, I have not been notified by the Internal Revenue Service (the “IRS”) that I am subject to backup withholding as a result of failure to report all interest or dividends, or the IRS has notified me that I am no longer subject to backup withholding, and
	(3) I am a U.S. person (including a U.S. resident alien).	Part 4 — Awaiting TIN

Certification instructions — You must cross out item (2) in Part 3 above if you have been notified by the IRS that you are subject to backup withholding because of underreporting interest or dividends on your tax return.

	SIGNATURE	DATE

NAME
(Please Print)

BUSINESS NAME (IF DIFFERENT):

Check appropriate box: ☐ Individual/Sole proprietor ☐ Corporation ☐ Partnership

☐ Limited liability company. Indicate the limited liability company’s tax classification (circle one): D C P (D=disregarded entity, C=corporation, P=partnership)

☐ Other

ADDRESS

CITY STATE ZIP CODE

YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED
THE BOX IN PART 4 OF THE SUBSTITUTE FORM W-9

PAYER’S NAME:

CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

I certify, under penalties of perjury, that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number before payment is made, a portion of such reportable payment will be withheld.

Signature	Date

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING AT THE APPLICABLE RATE FROM ANY PAYMENTS MADE TO YOU PURSUANT TO THE EXCHANGE OFFERS AND THE CONSENT SOLICITATIONS. PLEASE REVIEW THE ENCLOSED “GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9” FOR ADDITIONAL DETAILS.